--------------------------------------------------------------------------------
                    Confidential Materials omitted and filed
                   separately with the Securities and Exchange
                     Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

                                                                   Exhibit 10.50

                           NATIONAL ACCOUNT AGREEMENT

                                     BETWEEN

                             AIRBORNE EXPRESS, INC.

                                       AND

                         MERRIMACK SERVICES CORPORATION

                                      d/b/a

                             P C CONNECTION SERVICES

       THIS AGREEMENT made as of the 10 day, of September 2001 YEAR, by and between Airborne Express, Inc. (hereinafter designated as "CARRIER"), and ,Merrimack Services Corporation (hereinafter designated as "SENDER").

                               W I T N E S S E T H

       WHEREAS, CARRIER is in the air freight forwarding, air express and ground transportation business and is willing and able to provide transportation services to SENDER; and

       WHEREAS, SENDER has a need and desire to use said services of CARRIER;

       NOW, THEREFORE, in consideration of the mutual premises and covenants hereinafter set forth, the parties agree as follows:

ARTICLE 1.  SCOPE
-----------------

     This Agreement covers the transportation of shipments on behalf of-
SENDER by CARRIER, whether acting as a freight forwarder, a direct air carrier or a motor carrier. CARRIER shall be responsible for the transportation of each shipment from the point of origin at which the shipment is tendered to it to the delivery to the receiver at point of destination. This Agreement includes shipments by those subsidiaries of SENDER which are designated from time to time by an addendum to this Agreement in the form attached hereto as Schedule A and executed by the parties.

ARTICLE 2.  EFFECTIVE DATE AND DURATION OF AGREEMENT
----------------------------------------------------

     This Agreement shall commence upon the date first written above and shall remain in force and effect until September 10, 2003 unless terminated sooner by either party in accordance with Article 18 of this Agreement.

ARTICLE 3.  TENDER AND TRANSPORTATION OF GOODS
----------------------------------------------

         CARRIER shall receive from SENDER such shipments as may be tendered from time to time for transportation. CARRIER shall make all reasonable effort to deliver on a timely basis.


ARTICLE 4.  CARRIER REQUIREMENTS TO PROVIDE SERVICE
---------------------------------------------------

     For the purpose of providing the transportation services described in this Agreement, CARRIER, at its cost and expense, shall provide, furnish and/or operate equipment and control systems and shall obtain all necessary licenses to operate the same and/or furnish such services, and shall bear all costs necessary for the proper performance of the transportation services herein provided.


ARTICLE 5.  COMPENSATION AND RATES
----------------------------------

            SENDER shall pay to CARRIER as compensation for the services rendered by CARRIER in accordance with the rates and charges set forth in the schedules and supplements thereto attached to this Agreement. Each schedule or supplement shall be executed by the parties, and upon execution, shall become a part of this Agreement. Schedules may only be amended in writing by both parties. The rates set forth in the attached Schedule (B) reflect a discount for volume, based upon a minimum monthly amount of Qualifier of [**] dollars ($[**]) domestic net freight charges tendered by SENDER, calculated at CARRIER's published net rates in effect at the time of the shipments and are in effect from September 10, 2001 until September 10, 2003. If SENDER does not maintain its minimum volume requirement, CARRIER may adjust the rates or terminate this Agreement with 60 days notice. Agreed upon rates and charges will be at least as favorable as the rates and charges of other customers in like industry, purchasing similar services with similar volumes and similar shipping characteristics.

            (A) Incentive Program: SENDER and CARRIER agree that the incentive programs set forth in this agreement are applicable providing SENDER meets and maintains volume requirements; CARRIER will reduce air domestic rates by [**]% once

SENDER reaches [**] ground delivery service shipments per month, and will continue to receive [**]% discount on domestic air rates providing shipments for ground delivery service are at [**] shipments per month by April 30, 2002; there will be a quarterly refund of [**]%, for the first contract year of net domestic revenue if total revenue of all products exceeds [**] dollars ($[**]) and [**]%, the second contract year, if revenue for all proucts exceeds [**] dollars ($[**]).

         At any time during the term of this Agreement in the event of an increase in the cost of fuel, CARRIER reserves the right to increase its rates to include such additional costs. Rates and charges in Schedule B do not include any fuel surcharge, which may be in effect at the time of shipment. Carrier will refund [**]% of fuel surcharges if the revenue for domestic net freight charges exceeds [**] dollars ([**]).


ARTICLE 6.  INVOICING
---------------------

         CARRIER will submit invoices to SENDER on a weekly basis for services provided. Payment is due in CARRIER's Seattle Corporate Office on or before the [**] day from date of original billing. In the event there exists a bona fide dispute regarding amounts due on specific invoices, SENDER shall pay the undisputed items and shall promptly report the disputed items to CARRIER. SENDER shall pay the amount mutually agreed to be due on any disputed invoices within [**] days after resolution of the dispute.

         SENDER agrees to provide a list of accounts, including complete name and address, to be covered by this Agreement. CARRIER must be notified in writing of any changes and/or additions to the address listing at least [**] business days prior to shipment activity to ensure assignment of customer number and appropriate coding. SENDER's Airborne-assigned customer number must be used on the shipping document as the bill-to party in order for the attached rates to apply and revenue credit to be counted.


ARTICLE 7.  CARRIER INDEMNIFICATION
-----------------------------------

     CARRIER shall indemnify and hold harmless SENDER from any and all claims for death of or injury to persons or property (other than shipments) to the extent arising out of CARRIER's negligent or willful acts or omissions of CARRIER's officers, employees and agents in the transportation of the goods of SENDER.

     CARRIER shall maintain such insurance as is required by law, rules and regulations of all governmental bodies and agencies. CARRIER shall not be liable for any loss or damage caused by or resulting from the willful or negligent act(s) or omission(s) of SENDER, its officers, agents or employees.


ARTICLE 8.  CARRIER RESPONSIBILITY
----------------------------------

     (A) CARRIER shall be responsible for all state, federal and local taxes imposed upon or arising out of the transportation services provided hereunder.

     (B) CARRIER shall at all times comply with all applicable federal, state and local laws and the regulations of the respective regulatory bodies having jurisdiction. It is agreed that CARRIER shall at all times be an independent contractor and not an agent of SENDER.

ARTICLE 9.  CONDITIONS OF CONTRACT
----------------------------------

     Shipments transported hereunder shall be subject to the conditions of this Agreement; however, for conditions not covered in this Agreement, the Conditions of Contract shall be those set forth on the CARRIER's airbill or waybill ("Airbill") whether or not the SENDER and CARRIER have mutually agreed to receive shipments on Airbills or alternative documents. The Conditions of Contract incorporate by reference the rules and regulations of CARRIER's tariffs, which are available for inspection at CARRIER's offices.

ARTICLE 10.  RECEIPT OF GOODS
-----------------------------

     The Airbill executed by CARRIER and SENDER at the time of tender of the shipment to CARRIER will constitute a receipt for SENDER's goods unless the parties agree to another form of pickup receipt. CARRIER shall obtain signatures for shipments upon delivery to the receiver; however, for delivery to a receiver's residence when the declared or Asset Protection value is less than $500.00, a written receipt may not be obtained if no one is present to accept the shipment.

ARTICLE 11.  SHIPPING VOLUME
----------------------------

     The rates herein stipulated are based upon an anticipated volume of shipments by SENDER and the intent that, except as otherwise specifically agreed upon, SENDER will tender the majority of all shipments to Airborne Express. Notwithstanding the foregoing, SENDER may from time to time use the services of other carriers to meet delivery requirements. The parties agree to confer if SENDER reasonably believes that its shipment transportation needs are not being met as to specific pickup and delivery locations.

ARTICLE 12.  MANAGEMENT REPORTS
-------------------------------

     CARRIER will provide monthly management reports containing shipping and savings activity by originating location and other relevant information as agreed upon.

ARTICLE 13.  NON TRANSFER OF AGREEMENT
--------------------------------------

     This Agreement is not transferable or assignable by either party without the prior written approval of the other.

ARTICLE 14.  ACCEPTANCE OF SHIPMENTS
------------------------------------

     Carrie will make its best effort to provide the best pick up times in the park location.

     CARRIER will reject a shipment prior to the performance of any transportation from origin when it reasonably appears to CARRIER that such shipment is improperly packed or packaged. In the case of rejection, CARRIER will promptly notify SENDER at origin of said rejection and will return shipment to SENDER for repackaging.

ARTICLE 15.  LIMITATIONS OF LIABILITY
-------------------------------------

     (A) At the time of shipment, unless a higher value is declared or Asset Protection purchased and an additional charge paid, CARRIER's liability, if any, for shipments lost, damaged or otherwise adversely affected while in the care, custody and control of CARRIER, shall except in the event of grossly negligent or willful acts or omissions, be limited to the lowest of the following:

     (1) actual value;

     (2) for a Letter Express shipment, $100;

     (3) for all other shipments, $100 per piece (domestic U.S.) or $20.00 per kilogram per piece (international and Canadian).

     Asset Protection is not available for Ground Delivery Service ("GDS").

     CARRIER shall not be liable for any special, incidental or consequential damages including, but not limited to, loss of profits or income, whether or not CARRIER had knowledge that such damages might be incurred.

     (B) SENDER agrees to comply with the Conditions of Contract set forth in CARRIER's airbill and the rules and regulations of CARRIER's tariffs, including without limitation, the following:

     (1)  Domestic Claims

               All claims for loss or damage must be in writing and received by CARRIER within ninety (90) days [nine (9) months for GDS shipments] after the date of acceptance of the shipment by CARRIER, and all damage and/or loss discovered by the receiver after delivery, and after a clear receipt has been given to CARRIER, must be reported in writing to CARRIER within fifteen
               (15) days after delivery, provided that, if SENDER purchases Asset Protection, such claims and reports may be received by CARRIER within one (1) year after acceptance of the shipment by CARRIER. Legal action to enforce a claim must be brought by SENDER within one (1) year [two (2) years for GDS shipments] after the claim has been denied in writing by CARRIER.

     (2) Claims for delay must be made within fifteen (15) days from the date of shipment.

     (3) CARRIER agrees that any domestic claims filed against it hereunder will be paid, declined, or a compromise offer in writing will be made, within thirty (30) days of the date the complete claim is filed by SENDER. If any such completed claim cannot be processed and disposed of within thirty (30) days after receipt thereof, CARRIER shall at that time and at the expiration of each succeeding thirty (30) day period while such claim remains pending advise SENDER in writing of the status of such claim.

     (4) International Claims (including Canada)

          All claims for reimbursement, except overcharges, must be in writing and received by CARRIER within one hundred twenty (120) days after acceptance of the shipment by CARRIER, provided that, if SENDER purchases Asset Protection, complaints for loss or damage must be received by CARRIER within one (1) year after shipment acceptance. In addition, in case of damage SENDER must give CARRIER a written complaint either on the airbill or by a separate notice within seven
          (7) days, or, if based on Warsaw amendment, fourteen (14) days after delivery of the shipments, provided that, if SENDER purchases Asset Protection, such complaint must be received by CARRIER within one (1) year after acceptance of the shipment by CARRIER. In addition, in case of delay, SENDER must give CARRIER a written complaint either on the airbill or by separate notice no later than fourteen (14) days from the date of delivery or refusal of the shipment.

          CARRIER will not pay any claims until the transportation charges have been paid. SENDER may not deduct the amount of the claim from those charges. Legal action to enforce a claim, other than overcharge, must be brought within two (2) years after the claim has been denied, in whole or part, by CARRIER.

     (5) Claims for both domestic and international overcharges must be made in writing to CARRIER within one (1) year after the date of acceptance of the shipment by CARRIER. The amount of an overcharge claim may not be deducted from transportation charges.

ARTICLE 16.  CARRIER'S LIEN
---------------------------

     CARRIER shall have a lien on the shipment, so long as the shipment remains in its possession, for all amounts due for transportation services in connection with the shipment. This lien may be enforced by public or private sale of the shipment, as a whole or in part, at any time or place or on any terms which are commercially reasonable, after notifying SENDER thereof.

ARTICLE 17.  LABOR DISPUTES
---------------------------

     Whenever an actual or potential labor dispute is delaying or threatens to delay the timely performance by CARRIER, CARRIER will immediately give notice thereof to SENDER. Such notice will include all relevant information with respect to such dispute. Notwithstanding other conditions of the agreement, in the event the CARRIER is unable to make pickups and/or deliveries the SENDER will be permitted to use another carrier without violation of this agreement.

ARTICLE 18.  TERMINATION
------------------------

     SENDER or CARRIER may terminate this Agreement upon [**] days written notice to the other party in the event of any material breach of any of the provisions of this Agreement which remains uncured [**] days after written notice of breach.

SHIPPER's sole remedy for material breach of this Agreement is SHIPPER' right to terminate this Agreement pursuant to Article 18.

ARTICLE 19.  NOTICES
--------------------

         All notices which may be given in connection with this Agreement shall be in writing, shall either be sent postage prepaid by certified mail with return receipt requested or by air express carrier service addressed to the other party at its address shown below and shall be deemed to have been given when so sent:

SENDER                                      CARRIER

Merrimack Services Corporation              Airborne Express, Inc.
730 Milford Rd.                             P.O. Box 662
Merrimack, NH 03054                         Seattle, WA  98111
Attn:  Steve Baldridge                      Attn:  Customer Contracts Manager

ARTICLE 20.  MODIFICATION OF AGREEMENT
--------------------------------------

         No waiver, alteration or modification of the terms and conditions of this Agreement shall be binding unless in writing and signed by a duly authorized agent of CARRIER and SENDER.

ARTICLE 21.  GENERAL TERMS AND CONDITIONS
-----------------------------------------

         (A) Paragraph headings herein are for information only and are not to be considered as part of this Agreement.

         (B) A waiver by either party of any default of the other party shall not be deemed or considered as a waiver of a like default thereafter.

         (C) No gratuities (in the form of entertainment, gifts of value or otherwise) shall be offered or given by one party to any officer or employee of the other party with a view toward securing a contract or securing favorable treatment with respect to the awarding of or the making of any determination with respect to the performance of such contracts.

         (D) In the event of the imposition of any new or additional tax or fee on the transportation of shipments, and CARRIER desires to increase its rates to include such new or additional tax or fee, CARRIER shall give SENDER prior written notice of the rate change and the effective date thereof, which shall not be less than thirty (30) days from the date of the notice.

         (E) Except as provided in Article 16 hereof, or as authorized by SENDER in writing, CARRIER shall not encumber, lease or otherwise dispose of any part of the shipments transported hereunder.

         (F) Except as otherwise required by law, SENDER and CARRIER agree to maintain the confidentiality of the provisions of this Agreement, and shall not disclose its contents to any other person, firm or individual, except to their respective auditors and accountants, without prior written consent of the other.

         (G) The invalidity of any provision of this Agreement shall not invalidate any remaining provision, and all valid terms and conditions of this Agreement shall be read as if the invalid terms and conditions were not present.

         (H) This Agreement supersedes any prior written or oral agreements between the parties pertaining to the subject matter hereof.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed.

Merrimack Services Corporation              AIRBORNE EXPRESS, INC.

(SENDER)                                    (CARRIER)

By:  /s/ Stephen C. Baldridge               By:  /s/ Richard F. Corrado
    ----------------------------                --------------------------
                                                  Richard F. Corrado

Date:  10/15/01                             Date: 10/22/01
       --------------------------                  ------------------------
Title: VP of Finance, Corp. Controller      Title:  Vice President, Marketing
       --------------------------------             -------------------------

                                   SCHEDULE A

                                       TO

                           NATIONAL ACCOUNT AGREEMENT

Name of SENDER:    COMPANY NAME

                   PC Connection, Inc.
                   PC Connection Sales Corporation
                   Merrimack Services Corporation
                   PC Connection Sales of Massachusetts, Inc.
                   Comteq Federal, Inc.
                   Comteq Federal of New Hampshire

Name(s) and address(es) of subsidiaries of SENDER:

                                     730 Milford Road

                                    Merrimack, NH 03054

Effective date of addition of subsidiaries to National Account Agreement:


DATED this   10th   day of   September       , 2001.
          ----------       ------------------



SENDER:                                        CARRIER:

COMPANY NAME

Merrimack Services Corporation                 AIRBORNE EXPRESS, INC.

By:   /s/ Stephen C. Baldridge                 By:    /s/ Richard F. Corrado
     -------------------------                     -------------------------
Date:      10/15/01                            Date:      10/22/01
      ------------------------                       ----------------------
Title:   VP, Finance                           Title:   VP, Marketing
      ------------------------                       --------------------

                                 P C Connection
                                     Linkage

Ltr (8 oz)  [**]     [**]      [**]       [**]
--------------------------------------------------  -----------------------------------------------------
     Lbs  Domestic    Next                                     Domestic   Next
          Express  Afternoon Second Day Canadian     Lbs       Express  Afternoon  Second Day  Canadian
--------------------------------------------------  -----------------------------------------------------
      1     [**]     [**]      [**]       [**]        51        [**]       [**]       [**]      [**]
      2     [**]     [**]      [**]       [**]        52        [**]       [**]       [**]      [**]
      3     [**]     [**]      [**]       [**]        53        [**]       [**]       [**]      [**]
      4     [**]     [**]      [**]       [**]        54        [**]       [**]       [**]      [**]
      5     [**]     [**]      [**]       [**]        55        [**]       [**]       [**]      [**]
      6     [**]     [**]      [**]       [**]        56        [**]       [**]       [**]      [**]
      7     [**]     [**]      [**]       [**]        57        [**]       [**]       [**]      [**]
      8     [**]     [**]      [**]       [**]        58        [**]       [**]       [**]      [**]
      9     [**]     [**]      [**]       [**]        59        [**]       [**]       [**]      [**]
     10     [**]     [**]      [**]       [**]        60        [**]       [**]       [**]      [**]
     11     [**]     [**]      [**]       [**]        61        [**]       [**]       [**]      [**]
     12     [**]     [**]      [**]       [**]        62        [**]       [**]       [**]      [**]
     13     [**]     [**]      [**]       [**]        63        [**]       [**]       [**]      [**]
     14     [**]     [**]      [**]       [**]        64        [**]       [**]       [**]      [**]
     15     [**]     [**]      [**]       [**]        65        [**]       [**]       [**]      [**]
     16     [**]     [**]      [**]       [**]        66        [**]       [**]       [**]      [**]
     17     [**]     [**]      [**]       [**]        67        [**]       [**]       [**]      [**]
     18     [**]     [**]      [**]       [**]        68        [**]       [**]       [**]      [**]
     19     [**]     [**]      [**]       [**]        69        [**]       [**]       [**]      [**]
     20     [**]     [**]      [**]       [**]        70        [**]       [**]       [**]      [**]
     21     [**]     [**]      [**]       [**]        71        [**]       [**]       [**]      [**]
     22     [**]     [**]      [**]       [**]        72        [**]       [**]       [**]      [**]
     23     [**]     [**]      [**]       [**]        73        [**]       [**]       [**]      [**]
     24     [**]     [**]      [**]       [**]        74        [**]       [**]       [**]      [**]
     25     [**]     [**]      [**]       [**]        75        [**]       [**]       [**]      [**]
     26     [**]     [**]      [**]       [**]        76        [**]       [**]       [**]      [**]
     27     [**]     [**]      [**]       [**]        77        [**]       [**]       [**]      [**]
     28     [**]     [**]      [**]       [**]        78        [**]       [**]       [**]      [**]
     29     [**]     [**]      [**]       [**]        79        [**]       [**]       [**]      [**]
     30     [**]     [**]      [**]       [**]        80        [**]       [**]       [**]      [**]
     31     [**]     [**]      [**]       [**]        81        [**]       [**]       [**]      [**]
     32     [**]     [**]      [**]       [**]        82        [**]       [**]       [**]      [**]
     33     [**]     [**]      [**]       [**]        83        [**]       [**]       [**]      [**]
     34     [**]     [**]      [**]       [**]        84        [**]       [**]       [**]      [**]
     35     [**]     [**]      [**]       [**]        85        [**]       [**]       [**]      [**]
     36     [**]     [**]      [**]       [**]        86        [**]       [**]       [**]      [**]
     37     [**]     [**]      [**]       [**]        87        [**]       [**]       [**]      [**]
     38     [**]     [**]      [**]       [**]        88        [**]       [**]       [**]      [**]
     39     [**]     [**]      [**]       [**]        89        [**]       [**]       [**]      [**]
     40     [**]     [**]      [**]       [**]        90        [**]       [**]       [**]      [**]
     41     [**]     [**]      [**]       [**]        91        [**]       [**]       [**]      [**]
     42     [**]     [**]      [**]       [**]        92        [**]       [**]       [**]      [**]
     43     [**]     [**]      [**]       [**]        93        [**]       [**]       [**]      [**]
     44     [**]     [**]      [**]       [**]        94        [**]       [**]       [**]      [**]
     45     [**]     [**]      [**]       [**]        95        [**]       [**]       [**]      [**]
     46     [**]     [**]      [**]       [**]        96        [**]       [**]       [**]      [**]
     47     [**]     [**]      [**]       [**]        97        [**]       [**]       [**]      [**]
     48     [**]     [**]      [**]       [**]        98        [**]       [**]       [**]      [**]
     49     [**]     [**]      [**]       [**]        99        [**]       [**]       [**]      [**]
     50     [**]     [**]      [**]       [**]     100/CWT      [**]       [**]       [**]      [**]
---------------------------------------------------------------------------------------------------------

         Rates subject to change without notice and void if residential shipments exceed [**]% of total shipments. Reselling is prohibited.

                                 P C Connection
                                     Linkage

                        Application of Rates and Charges

--------------------------------------------------------------------------------
* Application of Charges in US *
     Express/Next Afternoon rates apply per piece Letter -9 lbs., per shipment over 9 lbs.

     Second Day rates apply per piece Letter-99 lbs. per shipment over 99 lbs.

     Rates for shipments over 100 lbs. will apply at the hundred weight per pound rate.

     Next Afternoon service applies to shipments Letter to 10 lbs. to Bold Red points. Rates for Next Afternoon service over 10 lbs. match Express rates.

* Saturday Service *

     Saturday Delivery Bold Red Points $[**].      Saturday Pickup Bold Red Points $[**].

     Saturday Delivery Bold Black Points $[**].    Saturday Pickup Bold Black Points $[**].

     Saturday delivery service is not available for Next Afternoon or Second Day service shipments.

* Puerto Rico and Virgin Islands *
     An additional charge of $[**] for Letter Express, $[**] for 1-99 lbs. and $[**]/CWT applies to all shipments to or from Puerto Rico and the Virgin Islands.

* Alaska and Hawaii *
     For points in Alaska and Hawaii an additional charge of $[**] for Letter Express, $[**] for 1-99 lbs. and $[**]/cwt for shipments over 99 lbs. will be added to the rates.

     Next Afternoon and Second Day service are not available to Alaska or Hawaii.

* Canada *
     Rates and charges are in US dollars. Rates apply Letter-99 lbs. door-to-door. Shipments over 100 lbs. do not include pick-up or delivery in Canada.

     Rates apply when shipment is billed to sender from the contiguous US and Puerto Rico, to all points in Canada. Rates also apply from Canada when billed to recipients in the contiguous US and Puerto Rico.

     For points in Alaska and Hawaii, an additional charge of $[**] for Letter Express, $[**] for 1-99 lbs. and $[**] cwt. for packages weighing over 99lbs. will be added to the Canadian rates.

     Canadian Rates are brokerage free and exclude customs duties if applicable to dutiable shipments.

* Other Charges *
     Restricted article fee per shipment will be $[**].

     Dimensional charge: Charges based on greater of actual weight or dimensional weight of 1 pound per 225 cubic inches.

     All Light Black origins in the contiguous U.S./Virgin Islands will be assessed an additional $[**] charge per package under 100 lbs.; shipments 100 lbs. and above will be assessed a $[**] mimimum/$[**] CWT.

     C.O.D. service fee - $[**].

     A $[**] pick-up charge may apply.

In the event of an increase in the cost of fuel or of the imposition of any new or increased tax or fee on the transportation of shipments, Airborne Express reserves the right to increase its rates to include such additional cost.

Please refer to Airborne's current Service Guide and tariff (available upon request) for additional fees, terms, conditions and service information. Any exceptions to those documents must be in writing from Airborne.

--------------------------------------------------------------------------------

                                                                      SCHEDULE B

                        P C Connection Non Linkage 091401

  ** This is a proposal of rates and charges subject to customer acceptance and approval by Airborne's Pricing department. **

                               Zone Rates + [**]%

                                Domestic Express

Ltr (8 oz)    [**]   [**]   [**]   [**]    [**]    [**]     [**]
------------------------------------------------------------------   ---------------------------------------------------------------
     Lbs         2      3      4      5       6       7        8         Lbs         2      3       4      5       6     7      8
------------                                                         -----------
      1        [**]    [**]   [**]   [**]   [**]     [**]     [**]        51       [**]    [**]    [**]   [**]   [**]   [**]   [**]
      2        [**]    [**]   [**]   [**]   [**]     [**]     [**]        52       [**]    [**]    [**]   [**]   [**]   [**]   [**]
      3        [**]    [**]   [**]   [**]   [**]     [**]     [**]        53       [**]    [**]    [**]   [**]   [**]   [**]   [**]
      4        [**]    [**]   [**]   [**]   [**]     [**]     [**]        54       [**]    [**]    [**]   [**]   [**]   [**]   [**]
      5        [**]    [**]   [**]   [**]   [**]     [**]     [**]        55       [**]    [**]    [**]   [**]   [**]   [**]   [**]
      6        [**]    [**]   [**]   [**]   [**]     [**]     [**]        56       [**]    [**]    [**]   [**]   [**]   [**]   [**]
      7        [**]    [**]   [**]   [**]   [**]     [**]     [**]        57       [**]    [**]    [**]   [**]   [**]   [**]   [**]
      8        [**]    [**]   [**]   [**]   [**]     [**]     [**]        58       [**]    [**]    [**]   [**]   [**]   [**]   [**]
      9        [**]    [**]   [**]   [**]   [**]     [**]     [**]        59       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     10        [**]    [**]   [**]   [**]   [**]     [**]     [**]        60       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     11        [**]    [**]   [**]   [**]   [**]     [**]     [**]        61       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     12        [**]    [**]   [**]   [**]   [**]     [**]     [**]        62       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     13        [**]    [**]   [**]   [**]   [**]     [**]     [**]        63       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     14        [**]    [**]   [**]   [**]   [**]     [**]     [**]        64       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     15        [**]    [**]   [**]   [**]   [**]     [**]     [**]        65       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     16        [**]    [**]   [**]   [**]   [**]     [**]     [**]        66       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     17        [**]    [**]   [**]   [**]   [**]     [**]     [**]        67       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     18        [**]    [**]   [**]   [**]   [**]     [**]     [**]        68       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     19        [**]    [**]   [**]   [**]   [**]     [**]     [**]        69       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     20        [**]    [**]   [**]   [**]   [**]     [**]     [**]        70       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     21        [**]    [**]   [**]   [**]   [**]     [**]     [**]        71       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     22        [**]    [**]   [**]   [**]   [**]     [**]     [**]        72       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     23        [**]    [**]   [**]   [**]   [**]     [**]     [**]        73       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     24        [**]    [**]   [**]   [**]   [**]     [**]     [**]        74       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     25        [**]    [**]   [**]   [**]   [**]     [**]     [**]        75       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     26        [**]    [**]   [**]   [**]   [**]     [**]     [**]        76       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     27        [**]    [**]   [**]   [**]   [**]     [**]     [**]        77       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     28        [**]    [**]   [**]   [**]   [**]     [**]     [**]        78       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     29        [**]    [**]   [**]   [**]   [**]     [**]     [**]        79       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     30        [**]    [**]   [**]   [**]   [**]     [**]     [**]        80       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     31        [**]    [**]   [**]   [**]   [**]     [**]     [**]        81       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     32        [**]    [**]   [**]   [**]   [**]     [**]     [**]        82       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     33        [**]    [**]   [**]   [**]   [**]     [**]     [**]        83       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     34        [**]    [**]   [**]   [**]   [**]     [**]     [**]        84       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     35        [**]    [**]   [**]   [**]   [**]     [**]     [**]        85       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     36        [**]    [**]   [**]   [**]   [**]     [**]     [**]        86       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     37        [**]    [**]   [**]   [**]   [**]     [**]     [**]        87       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     38        [**]    [**]   [**]   [**]   [**]     [**]     [**]        88       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     39        [**]    [**]   [**]   [**]   [**]     [**]     [**]        89       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     40        [**]    [**]   [**]   [**]   [**]     [**]     [**]        90       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     41        [**]    [**]   [**]   [**]   [**]     [**]     [**]        91       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     42        [**]    [**]   [**]   [**]   [**]     [**]     [**]        92       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     43        [**]    [**]   [**]   [**]   [**]     [**]     [**]        93       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     44        [**]    [**]   [**]   [**]   [**]     [**]     [**]        94       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     45        [**]    [**]   [**]   [**]   [**]     [**]     [**]        95       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     46        [**]    [**]   [**]   [**]   [**]     [**]     [**]        96       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     47        [**]    [**]   [**]   [**]   [**]     [**]     [**]        97       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     48        [**]    [**]   [**]   [**]   [**]     [**]     [**]        98       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     49        [**]    [**]   [**]   [**]   [**]     [**]     [**]        99       [**]    [**]    [**]   [**]   [**]   [**]   [**]
     50        [**]    [**]   [**]   [**]   [**]     [**]     [**]     100/CWT     [**]    [**]    [**]   [**]   [**]   [**]   [**]
------------------------------------------------------------------   ---------------------------------------------------------------

    Rates subject to change without notice and void if residential shipments exceed [**]% of total shipments. Reselling is prohibited.

                                                                      SCHEDULE B

                        P C Connection Non Linkage 091401

  ** This is a proposal of rates and charges subject to customer acceptance and approval by Airborne's Pricing department. **

                                Zone rates +[**]%

                             Next Afternoon Service

Ltr (8 oz)  [**]   [**]   [**]    [**]     [**]    [**]     [**]
-------------------------------------------------------------------  ---------------------------------------------------------------
     Lbs       2      3      4       5        6       7        8         Lbs         2     3      4       5        6      7     8
------------                                                         -------------
      1      [**]    [**]   [**]    [**]    [**]     [**]     [**]        51       [**]   [**]   [**]    [**]    [**]    [**]  [**]
      2      [**]    [**]   [**]    [**]    [**]     [**]     [**]        52       [**]   [**]   [**]    [**]    [**]    [**]  [**]
      3      [**]    [**]   [**]    [**]    [**]     [**]     [**]        53       [**]   [**]   [**]    [**]    [**]    [**]  [**]
      4      [**]    [**]   [**]    [**]    [**]     [**]     [**]        54       [**]   [**]   [**]    [**]    [**]    [**]  [**]
      5      [**]    [**]   [**]    [**]    [**]     [**]     [**]        55       [**]   [**]   [**]    [**]    [**]    [**]  [**]
      6      [**]    [**]   [**]    [**]    [**]     [**]     [**]        56       [**]   [**]   [**]    [**]    [**]    [**]  [**]
      7      [**]    [**]   [**]    [**]    [**]     [**]     [**]        57       [**]   [**]   [**]    [**]    [**]    [**]  [**]
      8      [**]    [**]   [**]    [**]    [**]     [**]     [**]        58       [**]   [**]   [**]    [**]    [**]    [**]  [**]
      9      [**]    [**]   [**]    [**]    [**]     [**]     [**]        59       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     10      [**]    [**]   [**]    [**]    [**]     [**]     [**]        60       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     11      [**]    [**]   [**]    [**]    [**]     [**]     [**]        61       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     12      [**]    [**]   [**]    [**]    [**]     [**]     [**]        62       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     13      [**]    [**]   [**]    [**]    [**]     [**]     [**]        63       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     14      [**]    [**]   [**]    [**]    [**]     [**]     [**]        64       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     15      [**]    [**]   [**]    [**]    [**]     [**]     [**]        65       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     16      [**]    [**]   [**]    [**]    [**]     [**]     [**]        66       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     17      [**]    [**]   [**]    [**]    [**]     [**]     [**]        67       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     18      [**]    [**]   [**]    [**]    [**]     [**]     [**]        68       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     19      [**]    [**]   [**]    [**]    [**]     [**]     [**]        69       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     20      [**]    [**]   [**]    [**]    [**]     [**]     [**]        70       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     21      [**]    [**]   [**]    [**]    [**]     [**]     [**]        71       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     22      [**]    [**]   [**]    [**]    [**]     [**]     [**]        72       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     23      [**]    [**]   [**]    [**]    [**]     [**]     [**]        73       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     24      [**]    [**]   [**]    [**]    [**]     [**]     [**]        74       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     25      [**]    [**]   [**]    [**]    [**]     [**]     [**]        75       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     26      [**]    [**]   [**]    [**]    [**]     [**]     [**]        76       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     27      [**]    [**]   [**]    [**]    [**]     [**]     [**]        77       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     28      [**]    [**]   [**]    [**]    [**]     [**]     [**]        78       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     29      [**]    [**]   [**]    [**]    [**]     [**]     [**]        79       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     30      [**]    [**]   [**]    [**]    [**]     [**]     [**]        80       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     31      [**]    [**]   [**]    [**]    [**]     [**]     [**]        81       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     32      [**]    [**]   [**]    [**]    [**]     [**]     [**]        82       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     33      [**]    [**]   [**]    [**]    [**]     [**]     [**]        83       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     34      [**]    [**]   [**]    [**]    [**]     [**]     [**]        84       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     35      [**]    [**]   [**]    [**]    [**]     [**]     [**]        85       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     36      [**]    [**]   [**]    [**]    [**]     [**]     [**]        86       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     37      [**]    [**]   [**]    [**]    [**]     [**]     [**]        87       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     38      [**]    [**]   [**]    [**]    [**]     [**]     [**]        88       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     39      [**]    [**]   [**]    [**]    [**]     [**]     [**]        89       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     40      [**]    [**]   [**]    [**]    [**]     [**]     [**]        90       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     41      [**]    [**]   [**]    [**]    [**]     [**]     [**]        91       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     42      [**]    [**]   [**]    [**]    [**]     [**]     [**]        92       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     43      [**]    [**]   [**]    [**]    [**]     [**]     [**]        93       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     44      [**]    [**]   [**]    [**]    [**]     [**]     [**]        94       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     45      [**]    [**]   [**]    [**]    [**]     [**]     [**]        95       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     46      [**]    [**]   [**]    [**]    [**]     [**]     [**]        96       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     47      [**]    [**]   [**]    [**]    [**]     [**]     [**]        97       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     48      [**]    [**]   [**]    [**]    [**]     [**]     [**]        98       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     49      [**]    [**]   [**]    [**]    [**]     [**]     [**]        99       [**]   [**]   [**]    [**]    [**]    [**]  [**]
     50      [**]    [**]   [**]    [**]    [**]     [**]     [**]     100/CWT     [**]   [**]   [**]    [**]    [**]    [**]  [**]
-------------------------------------------------------------------  ---------------------------------------------------------------

    Rates subject to change without notice and void if residential shipments exceed [**]% of total shipments. Reselling is prohibited.

                                                                      SCHEDULE B
                        P C Connection Non Linkage 091401

  ** This is a proposal of rates and charges subject to customer acceptance and approval by Airborne's Pricing department. **

                               Zone rates + [**]%

                               Second Day Service

Ltr (8 oz)    [**]   [**]   [**]    [**]    [**]    [**]    [**]
---------------------------------------------------------------------   -----------------------------------------------------------
     Lbs         2      3      4       5       6       7       8            Lbs        2     3       4      5       6     7     8
------------                                                            -----------
      1        [**]    [**]   [**]    [**]   [**]     [**]    [**]           51      [**]   [**]    [**]   [**]   [**]   [**]  [**]
      2        [**]    [**]   [**]    [**]   [**]     [**]    [**]           52      [**]   [**]    [**]   [**]   [**]   [**]  [**]
      3        [**]    [**]   [**]    [**]   [**]     [**]    [**]           53      [**]   [**]    [**]   [**]   [**]   [**]  [**]
      4        [**]    [**]   [**]    [**]   [**]     [**]    [**]           54      [**]   [**]    [**]   [**]   [**]   [**]  [**]
      5        [**]    [**]   [**]    [**]   [**]     [**]    [**]           55      [**]   [**]    [**]   [**]   [**]   [**]  [**]
      6        [**]    [**]   [**]    [**]   [**]     [**]    [**]           56      [**]   [**]    [**]   [**]   [**]   [**]  [**]
      7        [**]    [**]   [**]    [**]   [**]     [**]    [**]           57      [**]   [**]    [**]   [**]   [**]   [**]  [**]
      8        [**]    [**]   [**]    [**]   [**]     [**]    [**]           58      [**]   [**]    [**]   [**]   [**]   [**]  [**]
      9        [**]    [**]   [**]    [**]   [**]     [**]    [**]           59      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     10        [**]    [**]   [**]    [**]   [**]     [**]    [**]           60      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     11        [**]    [**]   [**]    [**]   [**]     [**]    [**]           61      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     12        [**]    [**]   [**]    [**]   [**]     [**]    [**]           62      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     13        [**]    [**]   [**]    [**]   [**]     [**]    [**]           63      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     14        [**]    [**]   [**]    [**]   [**]     [**]    [**]           64      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     15        [**]    [**]   [**]    [**]   [**]     [**]    [**]           65      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     16        [**]    [**]   [**]    [**]   [**]     [**]    [**]           66      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     17        [**]    [**]   [**]    [**]   [**]     [**]    [**]           67      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     18        [**]    [**]   [**]    [**]   [**]     [**]    [**]           68      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     19        [**]    [**]   [**]    [**]   [**]     [**]    [**]           69      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     20        [**]    [**]   [**]    [**]   [**]     [**]    [**]           70      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     21        [**]    [**]   [**]    [**]   [**]     [**]    [**]           71      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     22        [**]    [**]   [**]    [**]   [**]     [**]    [**]           72      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     23        [**]    [**]   [**]    [**]   [**]     [**]    [**]           73      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     24        [**]    [**]   [**]    [**]   [**]     [**]    [**]           74      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     25        [**]    [**]   [**]    [**]   [**]     [**]    [**]           75      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     26        [**]    [**]   [**]    [**]   [**]     [**]    [**]           76      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     27        [**]    [**]   [**]    [**]   [**]     [**]    [**]           77      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     28        [**]    [**]   [**]    [**]   [**]     [**]    [**]           78      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     29        [**]    [**]   [**]    [**]   [**]     [**]    [**]           79      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     30        [**]    [**]   [**]    [**]   [**]     [**]    [**]           80      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     31        [**]    [**]   [**]    [**]   [**]     [**]    [**]           81      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     32        [**]    [**]   [**]    [**]   [**]     [**]    [**]           82      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     33        [**]    [**]   [**]    [**]   [**]     [**]    [**]           83      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     34        [**]    [**]   [**]    [**]   [**]     [**]    [**]           84      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     35        [**]    [**]   [**]    [**]   [**]     [**]    [**]           85      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     36        [**]    [**]   [**]    [**]   [**]     [**]    [**]           86      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     37        [**]    [**]   [**]    [**]   [**]     [**]    [**]           87      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     38        [**]    [**]   [**]    [**]   [**]     [**]    [**]           88      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     39        [**]    [**]   [**]    [**]   [**]     [**]    [**]           89      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     40        [**]    [**]   [**]    [**]   [**]     [**]    [**]           90      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     41        [**]    [**]   [**]    [**]   [**]     [**]    [**]           91      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     42        [**]    [**]   [**]    [**]   [**]     [**]    [**]           92      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     43        [**]    [**]   [**]    [**]   [**]     [**]    [**]           93      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     44        [**]    [**]   [**]    [**]   [**]     [**]    [**]           94      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     45        [**]    [**]   [**]    [**]   [**]     [**]    [**]           95      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     46        [**]    [**]   [**]    [**]   [**]     [**]    [**]           96      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     47        [**]    [**]   [**]    [**]   [**]     [**]    [**]           97      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     48        [**]    [**]   [**]    [**]   [**]     [**]    [**]           98      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     49        [**]    [**]   [**]    [**]   [**]     [**]    [**]           99      [**]   [**]    [**]   [**]   [**]   [**]  [**]
     50        [**]    [**]   [**]    [**]   [**]     [**]    [**]        100/CWT    [**]   [**]    [**]   [**]   [**]   [**]  [**]
---------------------------------------------------------------------   ------------------------------------------------------------

    Rates subject to change without notice and void if residential shipments exceed [**]% of total shipments. Reselling is prohibited.

                                                                      SCHEDULE B
                                 P C Connection

                       Rates and charges apply corp wide.

Ltr (8 oz)      [**]        [**]        [**]         [**]
-------------------------------------------------------------   --------------------------------------------------------
              Domestic       Next                                          Domestic     Next
     Lbs       Express    Afternoon  Second Day    Canadian       Lbs       Express   Afternoon  Second Day    Canadian
-------------------------------------------------------------   --------------------------------------------------------
      1         [**]        [**]        [**]         [**]          51        [**]        [**]        [**]        [**]
      2         [**]        [**]        [**]         [**]          52        [**]        [**]        [**]        [**]
      3         [**]        [**]        [**]         [**]          53        [**]        [**]        [**]        [**]
      4         [**]        [**]        [**]         [**]          54        [**]        [**]        [**]        [**]
      5         [**]        [**]        [**]         [**]          55        [**]        [**]        [**]        [**]
      6         [**]        [**]        [**]         [**]          56        [**]        [**]        [**]        [**]
      7         [**]        [**]        [**]         [**]          57        [**]        [**]        [**]        [**]
      8         [**]        [**]        [**]         [**]          58        [**]        [**]        [**]        [**]
      9         [**]        [**]        [**]         [**]          59        [**]        [**]        [**]        [**]
      10        [**]        [**]        [**]         [**]          60        [**]        [**]        [**]        [**]
      11        [**]        [**]        [**]         [**]          61        [**]        [**]        [**]        [**]
      12        [**]        [**]        [**]         [**]          62        [**]        [**]        [**]        [**]
      13        [**]        [**]        [**]         [**]          63        [**]        [**]        [**]        [**]
      14        [**]        [**]        [**]         [**]          64        [**]        [**]        [**]        [**]
      15        [**]        [**]        [**]         [**]          65        [**]        [**]        [**]        [**]
      16        [**]        [**]        [**]         [**]          66        [**]        [**]        [**]        [**]
      17        [**]        [**]        [**]         [**]          67        [**]        [**]        [**]        [**]
      18        [**]        [**]        [**]         [**]          68        [**]        [**]        [**]        [**]
      19        [**]        [**]        [**]         [**]          69        [**]        [**]        [**]        [**]
      20        [**]        [**]        [**]         [**]          70        [**]        [**]        [**]        [**]
      21        [**]        [**]        [**]         [**]          71        [**]        [**]        [**]        [**]
      22        [**]        [**]        [**]         [**]          72        [**]        [**]        [**]        [**]
      23        [**]        [**]        [**]         [**]          73        [**]        [**]        [**]        [**]
      24        [**]        [**]        [**]         [**]          74        [**]        [**]        [**]        [**]
      25        [**]        [**]        [**]         [**]          75        [**]        [**]        [**]        [**]
      26        [**]        [**]        [**]         [**]          76        [**]        [**]        [**]        [**]
      27        [**]        [**]        [**]         [**]          77        [**]        [**]        [**]        [**]
      28        [**]        [**]        [**]         [**]          78        [**]        [**]        [**]        [**]
      29        [**]        [**]        [**]         [**]          79        [**]        [**]        [**]        [**]
      30        [**]        [**]        [**]         [**]          80        [**]        [**]        [**]        [**]
      31        [**]        [**]        [**]         [**]          81        [**]        [**]        [**]        [**]
      32        [**]        [**]        [**]         [**]          82        [**]        [**]        [**]        [**]
      33        [**]        [**]        [**]         [**]          83        [**]        [**]        [**]        [**]
      34        [**]        [**]        [**]         [**]          84        [**]        [**]        [**]        [**]
      35        [**]        [**]        [**]         [**]          85        [**]        [**]        [**]        [**]
      36        [**]        [**]        [**]         [**]          86        [**]        [**]        [**]        [**]
      37        [**]        [**]        [**]         [**]          87        [**]        [**]        [**]        [**]
      38        [**]        [**]        [**]         [**]          88        [**]        [**]        [**]        [**]
      39        [**]        [**]        [**]         [**]          89        [**]        [**]        [**]        [**]
      40        [**]        [**]        [**]         [**]          90        [**]        [**]        [**]        [**]
      41        [**]        [**]        [**]         [**]          91        [**]        [**]        [**]        [**]
      42        [**]        [**]        [**]         [**]          92        [**]        [**]        [**]        [**]
      43        [**]        [**]        [**]         [**]          93        [**]        [**]        [**]        [**]
      44        [**]        [**]        [**]         [**]          94        [**]        [**]        [**]        [**]
      45        [**]        [**]        [**]         [**]          95        [**]        [**]        [**]        [**]
      46        [**]        [**]        [**]         [**]          96        [**]        [**]        [**]        [**]
      47        [**]        [**]        [**]         [**]          97        [**]        [**]        [**]        [**]
      48        [**]        [**]        [**]         [**]          98        [**]        [**]        [**]        [**]
      49        [**]        [**]        [**]         [**]          99        [**]        [**]        [**]        [**]
      50        [**]        [**]        [**]         [**]       100/CWT      [**]        [**]        [**]        [**]
-------------------------------------------------------------   --------------------------------------------------------

         Rates subject to change without notice and void if residential shipments exceed [**]% of total shipments. Reselling is prohibited.

                                                                      SCHEDULE B
                                 P C Connection

                       Rates with fuel surcharge embedded.

Ltr (8 oz)     [**]       [**]      [**]       [**]
------------------------------------------------------   ---------------------------------------------------------
             Domestic     Next      Second                         Domestic      Next
     Lbs      Express   Afternoon    Day     Canadian      Lbs      Express    Afternoon  Second Day    Canadian
------------------------------------------------------   ---------------------------------------------------------
      1        [**]       [**]      [**]       [**]         51       [**]        [**]        [**]         [**]
      2        [**]       [**]      [**]       [**]         52       [**]        [**]        [**]         [**]
      3        [**]       [**]      [**]       [**]         53       [**]        [**]        [**]         [**]
      4        [**]       [**]      [**]       [**]         54       [**]        [**]        [**]         [**]
      5        [**]       [**]      [**]       [**]         55       [**]        [**]        [**]         [**]
      6        [**]       [**]      [**]       [**]         56       [**]        [**]        [**]         [**]
      7        [**]       [**]      [**]       [**]         57       [**]        [**]        [**]         [**]
      8        [**]       [**]      [**]       [**]         58       [**]        [**]        [**]         [**]
      9        [**]       [**]      [**]       [**]         59       [**]        [**]        [**]         [**]
      10       [**]       [**]      [**]       [**]         60       [**]        [**]        [**]         [**]
      11       [**]       [**]      [**]       [**]         61       [**]        [**]        [**]         [**]
      12       [**]       [**]      [**]       [**]         62       [**]        [**]        [**]         [**]
      13       [**]       [**]      [**]       [**]         63       [**]        [**]        [**]         [**]
      14       [**]       [**]      [**]       [**]         64       [**]        [**]        [**]         [**]
      15       [**]       [**]      [**]       [**]         65       [**]        [**]        [**]         [**]
      16       [**]       [**]      [**]       [**]         66       [**]        [**]        [**]         [**]
      17       [**]       [**]      [**]       [**]         67       [**]        [**]        [**]         [**]
      18       [**]       [**]      [**]       [**]         68       [**]        [**]        [**]         [**]
      19       [**]       [**]      [**]       [**]         69       [**]        [**]        [**]         [**]
      20       [**]       [**]      [**]       [**]         70       [**]        [**]        [**]         [**]
      21       [**]       [**]      [**]       [**]         71       [**]        [**]        [**]         [**]
      22       [**]       [**]      [**]       [**]         72       [**]        [**]        [**]         [**]
      23       [**]       [**]      [**]       [**]         73       [**]        [**]        [**]         [**]
      24       [**]       [**]      [**]       [**]         74       [**]        [**]        [**]         [**]
      25       [**]       [**]      [**]       [**]         75       [**]        [**]        [**]         [**]
      26       [**]       [**]      [**]       [**]         76       [**]        [**]        [**]         [**]
      27       [**]       [**]      [**]       [**]         77       [**]        [**]        [**]         [**]
      28       [**]       [**]      [**]       [**]         78       [**]        [**]        [**]         [**]
      29       [**]       [**]      [**]       [**]         79       [**]        [**]        [**]         [**]
      30       [**]       [**]      [**]       [**]         80       [**]        [**]        [**]         [**]
      31       [**]       [**]      [**]       [**]         81       [**]        [**]        [**]         [**]
      32       [**]       [**]      [**]       [**]         82       [**]        [**]        [**]         [**]
      33       [**]       [**]      [**]       [**]         83       [**]        [**]        [**]         [**]
      34       [**]       [**]      [**]       [**]         84       [**]        [**]        [**]         [**]
      35       [**]       [**]      [**]       [**]         85       [**]        [**]        [**]         [**]
      36       [**]       [**]      [**]       [**]         86       [**]        [**]        [**]         [**]
      37       [**]       [**]      [**]       [**]         87       [**]        [**]        [**]         [**]
      38       [**]       [**]      [**]       [**]         88       [**]        [**]        [**]         [**]
      39       [**]       [**]      [**]       [**]         89       [**]        [**]        [**]         [**]
      40       [**]       [**]      [**]       [**]         90       [**]        [**]        [**]         [**]
      41       [**]       [**]      [**]       [**]         91       [**]        [**]        [**]         [**]
      42       [**]       [**]      [**]       [**]         92       [**]        [**]        [**]         [**]
      43       [**]       [**]      [**]       [**]         93       [**]        [**]        [**]         [**]
      44       [**]       [**]      [**]       [**]         94       [**]        [**]        [**]         [**]
      45       [**]       [**]      [**]       [**]         95       [**]        [**]        [**]         [**]
      46       [**]       [**]      [**]       [**]         96       [**]        [**]        [**]         [**]
      47       [**]       [**]      [**]       [**]         97       [**]        [**]        [**]         [**]
      48       [**]       [**]      [**]       [**]         98       [**]        [**]        [**]         [**]
      49       [**]       [**]      [**]       [**]         99       [**]        [**]        [**]         [**]
      50       [**]       [**]      [**]       [**]      100/CWT     [**]        [**]        [**]         [**]
------------------------------------------------------   ---------------------------------------------------------

         Rates subject to change without notice and void if residential shipments exceed [**]% of total shipments. Reselling is prohibited.

                                                                      SCHEDULE B

                                 P C Connection

                        Application of Rates and Charges

                    Rates and charges apply corporate wide.

--------------------------------------------------------------------------------
* Application of Charges in US *
     Express/Next Afternoon rates apply per piece Letter-99 lbs. per shipment over 99 lbs.

     Second Day rates apply per piece Letter-99 lbs. per shipment over 99 lbs.

     Rates for shipments over 100 lbs. will apply at the hundred weight per pound rate.

     Next Afternoon service applies to shipments Letter to 5 lbs. to Bold Red points. Rates for Next Afternoon service over 5 lbs. match Express rates.

* Saturday Service *
     Saturday Delivery Bold Red Points $[**].     Saturday Pickup Bold Red Points $[**].

     Saturday Delivery Bold Black Points $[**].   Saturday Pickup Bold Black Points $[**].

     Saturday delivery service is not available for Next Afternoon or Second Day service shipments.

* Puerto Rico and Virgin Islands *
     An additional charge of $[**] for Letter Express, $[**] for 1-99 lbs. and $[**]/CWT applies to all shipments to or from Puerto Rico and the Virgin Islands.

* Alaska and Hawaii *
     For points in Alaska and Hawaii an additional charge of $[**] for Letter Express, $[**] for 1-99 lbs. and $[**]/cwt for shipments over 99 lbs. will be added to the rates.

     Next Afternoon and Second Day service are not available to Alaska or Hawaii.

* Canada *
     Rates and charges are in US dollars. Rates apply Letter-99 lbs. door-to-door. Shipments over 100 lbs. do not include pick-up or delivery in Canada.

     Rates apply when shipment is billed to sender from the contiguous US and Puerto Rico, to all points in Canada. Rates also apply from Canada when billed to recipients in the contiguous US and Puerto Rico.

     For points in Alaska and Hawaii, an additional charge of $[**] for Letter Express, $[**] for 1-99 lbs. and $[**] cwt. for packages weighing over 99lbs. will be added to the Canadian rates.

     Canadian Rates are brokerage free and exclude customs duties if applicable to dutiable shipments.

* Other Charges *
     Restricted article fee per shipment will be $[**].

     Dimensional charge: Charges based on greater of actual weight or dimensional weight of 1 pound per 225 cubic inches.

     All Light Black origins in the contiguous U.S./Virgin Islands will be assessed an additional $[**] charge per package under 100 lbs.; shipments 100 lbs. and above will be assessed a $[**] mimimum/$[**] CWT.

     C.O.D. service fee - $[**].


In the event of an increase in the cost of fuel or of the imposition of any new or increased tax or fee on the transportation of shipments, Airborne Express reserves the right to increase its rates to include such additional cost.

Please refer to Airborne's current Service Guide and tariff (available upon request) for additional fees, terms, conditions and service information. Any exceptions to those documents must be in writing from Airborne.

--------------------------------------------------------------------------------

                                                                      SCHEDULE B

                                 P C Connection

                             Ground Delivery Service

------------------------------------------------------------  -------------------------------------------------------------------
     Lbs      2      3       4      5      6      7      8        Lbs        2       3       4       5       6       7         8
------------------------------------------------------------  -------------------------------------------------------------------
      1      [**]   [**]   [**]   [**]   [**]   [**]   [**]       51       [**]    [**]    [**]    [**]    [**]     [**]     [**]
      2      [**]   [**]   [**]   [**]   [**]   [**]   [**]       52       [**]    [**]    [**]    [**]    [**]     [**]     [**]
      3      [**]   [**]   [**]   [**]   [**]   [**]   [**]       53       [**]    [**]    [**]    [**]    [**]     [**]     [**]
      4      [**]   [**]   [**]   [**]   [**]   [**]   [**]       54       [**]    [**]    [**]    [**]    [**]     [**]     [**]
      5      [**]   [**]   [**]   [**]   [**]   [**]   [**]       55       [**]    [**]    [**]    [**]    [**]     [**]     [**]
      6      [**]   [**]   [**]   [**]   [**]   [**]   [**]       56       [**]    [**]    [**]    [**]    [**]     [**]     [**]
      7      [**]   [**]   [**]   [**]   [**]   [**]   [**]       57       [**]    [**]    [**]    [**]    [**]     [**]     [**]
      8      [**]   [**]   [**]   [**]   [**]   [**]   [**]       58       [**]    [**]    [**]    [**]    [**]     [**]     [**]
      9      [**]   [**]   [**]   [**]   [**]   [**]   [**]       59       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     10      [**]   [**]   [**]   [**]   [**]   [**]   [**]       60       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     11      [**]   [**]   [**]   [**]   [**]   [**]   [**]       61       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     12      [**]   [**]   [**]   [**]   [**]   [**]   [**]       62       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     13      [**]   [**]   [**]   [**]   [**]   [**]   [**]       63       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     14      [**]   [**]   [**]   [**]   [**]   [**]   [**]       64       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     15      [**]   [**]   [**]   [**]   [**]   [**]   [**]       65       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     16      [**]   [**]   [**]   [**]   [**]   [**]   [**]       66       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     17      [**]   [**]   [**]   [**]   [**]   [**]   [**]       67       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     18      [**]   [**]   [**]   [**]   [**]   [**]   [**]       68       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     19      [**]   [**]   [**]   [**]   [**]   [**]   [**]       69       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     20      [**]   [**]   [**]   [**]   [**]   [**]   [**]       70       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     21      [**]   [**]   [**]   [**]   [**]   [**]   [**]       71       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     22      [**]   [**]   [**]   [**]   [**]   [**]   [**]       72       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     23      [**]   [**]   [**]   [**]   [**]   [**]   [**]       73       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     24      [**]   [**]   [**]   [**]   [**]   [**]   [**]       74       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     25      [**]   [**]   [**]   [**]   [**]   [**]   [**]       75       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     26      [**]   [**]   [**]   [**]   [**]   [**]   [**]       76       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     27      [**]   [**]   [**]   [**]   [**]   [**]   [**]       77       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     28      [**]   [**]   [**]   [**]   [**]   [**]   [**]       78       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     29      [**]   [**]   [**]   [**]   [**]   [**]   [**]       79       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     30      [**]   [**]   [**]   [**]   [**]   [**]   [**]       80       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     31      [**]   [**]   [**]   [**]   [**]   [**]   [**]       81       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     32      [**]   [**]   [**]   [**]   [**]   [**]   [**]       82       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     33      [**]   [**]   [**]   [**]   [**]   [**]   [**]       83       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     34      [**]   [**]   [**]   [**]   [**]   [**]   [**]       84       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     35      [**]   [**]   [**]   [**]   [**]   [**]   [**]       85       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     36      [**]   [**]   [**]   [**]   [**]   [**]   [**]       86       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     37      [**]   [**]   [**]   [**]   [**]   [**]   [**]       87       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     38      [**]   [**]   [**]   [**]   [**]   [**]   [**]       88       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     39      [**]   [**]   [**]   [**]   [**]   [**]   [**]       89       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     40      [**]   [**]   [**]   [**]   [**]   [**]   [**]       90       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     41      [**]   [**]   [**]   [**]   [**]   [**]   [**]       91       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     42      [**]   [**]   [**]   [**]   [**]   [**]   [**]       92       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     43      [**]   [**]   [**]   [**]   [**]   [**]   [**]       93       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     44      [**]   [**]   [**]   [**]   [**]   [**]   [**]       94       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     45      [**]   [**]   [**]   [**]   [**]   [**]   [**]       95       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     46      [**]   [**]   [**]   [**]   [**]   [**]   [**]       96       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     47      [**]   [**]   [**]   [**]   [**]   [**]   [**]       97       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     48      [**]   [**]   [**]   [**]   [**]   [**]   [**]       98       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     49      [**]   [**]   [**]   [**]   [**]   [**]   [**]       99       [**]    [**]    [**]    [**]    [**]     [**]     [**]
     50      [**]   [**]   [**]   [**]   [**]   [**]   [**]    100/CWT     [**]    [**]    [**]    [**]    [**]     [**]     [**]
------------------------------------------------------------  -------------------------------------------------------------------

        Rates subject to change without notice. Rates void if residential shipments exceed [**]% of total shipments. Reselling is prohibited.

Recipient agrees not to disclose this information to any third party.

                                                                      SCHEDULE B
                                 P C Connection

            Application of Ground Delivery Service Rates and Charges


--------------------------------------------------------------------------------
*  Rates  *
    Ground Delivery Service and rates apply between points in the contiguous United States only. Packages of 100 lbs or more will be charged per pound at the appropriate hundredweight rate.

    Rates for multi-package shipments weighing 200 lbs. or more will be based on the sum of the individual package charges or the total weight of the shipment, whichever is less. Charges based on total shipment weight are subject to a minimum of the [**] pound charge for each package, or a shipment minimum charge of $[**], whichever is greater.

* Other Charges *
    Hazardous Materials fee is $[**] per package.

    Oversize: Packages with length plus girth exceeding 84" through 108" will be charged at the greater of 30lbs. or actual weight. Packages with length plus girth exceeding 108" will be charged at the greater of 70 lbs. or actual weight. An additional charge of $[**] will be assessed to packages over 60" in length; each package or article not fully encased in an outside shipping container; any article that is encased in an outside shipping container made of metal or wood; and cans or pails not fully encased in a shipping container made of corrugated cardboard. An additional charge of $[**] will be assessed to the following packages, which will be handled at Airborne's option: (a) over 150lbs; (b) length over 108"; (c) length plus girth over 130".

    Weekly Service Charge (based on weekly net freight charges billed): $[**] ($[**]), $[**] ($[**]), $[**] ($[**] billed).

    Delivery Area surcharge $[**] per package.

    Residential delivery charge $[**] per package.

    In the event of an increase in the cost of fuel or of the imposition of any new or increased tax or fee on the transportation of shipments, Airborne Express reserves the right to increase its rates or apply a surcharge to cover such additional cost.

    Fuel surcharge in effect at time of shipment shall apply.

Airborne's Tariff in effect at the time of shipment, available on request and at Airborne's website, www.airborne.com, governs all ground shipments. Refer to Airborne's Tariff for additional fees, terms, conditions and service information. Any exceptions to Airborne's Tariff must be in writing from Airborne and approved by Airborne's Pricing Department.

--------------------------------------------------------------------------------
                                            Agreed and Accepted By:

(Carrier) Airborne Express, Inc.            (Shipper)
                                                    ----------------------------


----------------------------------          ------------------------------------
By (an authorized representative)           By (an authorized representative)

----------------------------------          ------------------------------------
Title                                       Title

----------------------------------          ------------------------------------
Date

                                            ------------------------------------
                                            Address

                                            ------------------------------------
                                            Date


Recipient agrees not to disclose this information to any third party.

                                                                      SCHEDULE B

                                 P C Connection
                                     Linkage

         ** This is a proposal of rates and charges subject to customer acceptance and approval by Airborne's Pricing department. **

                          Zone rates + [**]% with fsc.

                                Domestic Express

Ltr (8 oz) [**] [**] [**] [**] [**] [**] [**]
----------------------------------------------  ---------------------------------------------------
Lbs    2    3     4     5      6    7     8       Lbs     2    3     4     5      6    7     8
----------------------------------------------  ---------------------------------------------------
 1   [**]  [**]  [**]  [**]  [**]  [**]  [**]      51   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 2   [**]  [**]  [**]  [**]  [**]  [**]  [**]      52   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 3   [**]  [**]  [**]  [**]  [**]  [**]  [**]      53   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 4   [**]  [**]  [**]  [**]  [**]  [**]  [**]      54   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 5   [**]  [**]  [**]  [**]  [**]  [**]  [**]      55   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 6   [**]  [**]  [**]  [**]  [**]  [**]  [**]      56   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 7   [**]  [**]  [**]  [**]  [**]  [**]  [**]      57   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 8   [**]  [**]  [**]  [**]  [**]  [**]  [**]      58   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 9   [**]  [**]  [**]  [**]  [**]  [**]  [**]      59   [**]  [**]  [**]  [**]  [**]  [**]  [**]
10   [**]  [**]  [**]  [**]  [**]  [**]  [**]      60   [**]  [**]  [**]  [**]  [**]  [**]  [**]
11   [**]  [**]  [**]  [**]  [**]  [**]  [**]      61   [**]  [**]  [**]  [**]  [**]  [**]  [**]
12   [**]  [**]  [**]  [**]  [**]  [**]  [**]      62   [**]  [**]  [**]  [**]  [**]  [**]  [**]
13   [**]  [**]  [**]  [**]  [**]  [**]  [**]      63   [**]  [**]  [**]  [**]  [**]  [**]  [**]
14   [**]  [**]  [**]  [**]  [**]  [**]  [**]      64   [**]  [**]  [**]  [**]  [**]  [**]  [**]
15   [**]  [**]  [**]  [**]  [**]  [**]  [**]      65   [**]  [**]  [**]  [**]  [**]  [**]  [**]
16   [**]  [**]  [**]  [**]  [**]  [**]  [**]      66   [**]  [**]  [**]  [**]  [**]  [**]  [**]
17   [**]  [**]  [**]  [**]  [**]  [**]  [**]      67   [**]  [**]  [**]  [**]  [**]  [**]  [**]
18   [**]  [**]  [**]  [**]  [**]  [**]  [**]      68   [**]  [**]  [**]  [**]  [**]  [**]  [**]
19   [**]  [**]  [**]  [**]  [**]  [**]  [**]      69   [**]  [**]  [**]  [**]  [**]  [**]  [**]
20   [**]  [**]  [**]  [**]  [**]  [**]  [**]      70   [**]  [**]  [**]  [**]  [**]  [**]  [**]
21   [**]  [**]  [**]  [**]  [**]  [**]  [**]      71   [**]  [**]  [**]  [**]  [**]  [**]  [**]
22   [**]  [**]  [**]  [**]  [**]  [**]  [**]      72   [**]  [**]  [**]  [**]  [**]  [**]  [**]
23   [**]  [**]  [**]  [**]  [**]  [**]  [**]      73   [**]  [**]  [**]  [**]  [**]  [**]  [**]
24   [**]  [**]  [**]  [**]  [**]  [**]  [**]      74   [**]  [**]  [**]  [**]  [**]  [**]  [**]
25   [**]  [**]  [**]  [**]  [**]  [**]  [**]      75   [**]  [**]  [**]  [**]  [**]  [**]  [**]
26   [**]  [**]  [**]  [**]  [**]  [**]  [**]      76   [**]  [**]  [**]  [**]  [**]  [**]  [**]
27   [**]  [**]  [**]  [**]  [**]  [**]  [**]      77   [**]  [**]  [**]  [**]  [**]  [**]  [**]
28   [**]  [**]  [**]  [**]  [**]  [**]  [**]      78   [**]  [**]  [**]  [**]  [**]  [**]  [**]
29   [**]  [**]  [**]  [**]  [**]  [**]  [**]      79   [**]  [**]  [**]  [**]  [**]  [**]  [**]
30   [**]  [**]  [**]  [**]  [**]  [**]  [**]      80   [**]  [**]  [**]  [**]  [**]  [**]  [**]
31   [**]  [**]  [**]  [**]  [**]  [**]  [**]      81   [**]  [**]  [**]  [**]  [**]  [**]  [**]
32   [**]  [**]  [**]  [**]  [**]  [**]  [**]      82   [**]  [**]  [**]  [**]  [**]  [**]  [**]
33   [**]  [**]  [**]  [**]  [**]  [**]  [**]      83   [**]  [**]  [**]  [**]  [**]  [**]  [**]
34   [**]  [**]  [**]  [**]  [**]  [**]  [**]      84   [**]  [**]  [**]  [**]  [**]  [**]  [**]
35   [**]  [**]  [**]  [**]  [**]  [**]  [**]      85   [**]  [**]  [**]  [**]  [**]  [**]  [**]
36   [**]  [**]  [**]  [**]  [**]  [**]  [**]      86   [**]  [**]  [**]  [**]  [**]  [**]  [**]
37   [**]  [**]  [**]  [**]  [**]  [**]  [**]      87   [**]  [**]  [**]  [**]  [**]  [**]  [**]
38   [**]  [**]  [**]  [**]  [**]  [**]  [**]      88   [**]  [**]  [**]  [**]  [**]  [**]  [**]
39   [**]  [**]  [**]  [**]  [**]  [**]  [**]      89   [**]  [**]  [**]  [**]  [**]  [**]  [**]
40   [**]  [**]  [**]  [**]  [**]  [**]  [**]      90   [**]  [**]  [**]  [**]  [**]  [**]  [**]
41   [**]  [**]  [**]  [**]  [**]  [**]  [**]      91   [**]  [**]  [**]  [**]  [**]  [**]  [**]
42   [**]  [**]  [**]  [**]  [**]  [**]  [**]      92   [**]  [**]  [**]  [**]  [**]  [**]  [**]
43   [**]  [**]  [**]  [**]  [**]  [**]  [**]      93   [**]  [**]  [**]  [**]  [**]  [**]  [**]
44   [**]  [**]  [**]  [**]  [**]  [**]  [**]      94   [**]  [**]  [**]  [**]  [**]  [**]  [**]
45   [**]  [**]  [**]  [**]  [**]  [**]  [**]      95   [**]  [**]  [**]  [**]  [**]  [**]  [**]
46   [**]  [**]  [**]  [**]  [**]  [**]  [**]      96   [**]  [**]  [**]  [**]  [**]  [**]  [**]
47   [**]  [**]  [**]  [**]  [**]  [**]  [**]      97   [**]  [**]  [**]  [**]  [**]  [**]  [**]
48   [**]  [**]  [**]  [**]  [**]  [**]  [**]      98   [**]  [**]  [**]  [**]  [**]  [**]  [**]
49   [**]  [**]  [**]  [**]  [**]  [**]  [**]      99   [**]  [**]  [**]  [**]  [**]  [**]  [**]
50   [**]  [**]  [**]  [**]  [**]  [**]  [**]   100/CWT [**]  [**]  [**]  [**]  [**]  [**]  [**]
----------------------------------------------  ---------------------------------------------------

         Rates subject to change without notice and void if residential shipments exceed [**]% of total shipments. Reselling is prohibited.

                                                                      SCHEDULE B

                                 P C Connection
                                     Linkage

         ** This is a proposal of rates and charges subject to customer acceptance and approval by Airborne's Pricing department. **

                           Zone rates + [**]% with fsc.

                                 Next Afternoon

Ltr (8 oz) [**] [**] [**] [**] [**] [**] [**]
----------------------------------------------  ---------------------------------------------------
Lbs    2    3     4     5      6    7     8       Lbs     2    3     4     5      6    7     8
----------------------------------------------  ---------------------------------------------------
 1   [**]  [**]  [**]  [**]  [**]  [**]  [**]      51   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 2   [**]  [**]  [**]  [**]  [**]  [**]  [**]      52   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 3   [**]  [**]  [**]  [**]  [**]  [**]  [**]      53   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 4   [**]  [**]  [**]  [**]  [**]  [**]  [**]      54   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 5   [**]  [**]  [**]  [**]  [**]  [**]  [**]      55   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 6   [**]  [**]  [**]  [**]  [**]  [**]  [**]      56   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 7   [**]  [**]  [**]  [**]  [**]  [**]  [**]      57   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 8   [**]  [**]  [**]  [**]  [**]  [**]  [**]      58   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 9   [**]  [**]  [**]  [**]  [**]  [**]  [**]      59   [**]  [**]  [**]  [**]  [**]  [**]  [**]
10   [**]  [**]  [**]  [**]  [**]  [**]  [**]      60   [**]  [**]  [**]  [**]  [**]  [**]  [**]
11   [**]  [**]  [**]  [**]  [**]  [**]  [**]      61   [**]  [**]  [**]  [**]  [**]  [**]  [**]
12   [**]  [**]  [**]  [**]  [**]  [**]  [**]      62   [**]  [**]  [**]  [**]  [**]  [**]  [**]
13   [**]  [**]  [**]  [**]  [**]  [**]  [**]      63   [**]  [**]  [**]  [**]  [**]  [**]  [**]
14   [**]  [**]  [**]  [**]  [**]  [**]  [**]      64   [**]  [**]  [**]  [**]  [**]  [**]  [**]
15   [**]  [**]  [**]  [**]  [**]  [**]  [**]      65   [**]  [**]  [**]  [**]  [**]  [**]  [**]
16   [**]  [**]  [**]  [**]  [**]  [**]  [**]      66   [**]  [**]  [**]  [**]  [**]  [**]  [**]
17   [**]  [**]  [**]  [**]  [**]  [**]  [**]      67   [**]  [**]  [**]  [**]  [**]  [**]  [**]
18   [**]  [**]  [**]  [**]  [**]  [**]  [**]      68   [**]  [**]  [**]  [**]  [**]  [**]  [**]
19   [**]  [**]  [**]  [**]  [**]  [**]  [**]      69   [**]  [**]  [**]  [**]  [**]  [**]  [**]
20   [**]  [**]  [**]  [**]  [**]  [**]  [**]      70   [**]  [**]  [**]  [**]  [**]  [**]  [**]
21   [**]  [**]  [**]  [**]  [**]  [**]  [**]      71   [**]  [**]  [**]  [**]  [**]  [**]  [**]
22   [**]  [**]  [**]  [**]  [**]  [**]  [**]      72   [**]  [**]  [**]  [**]  [**]  [**]  [**]
23   [**]  [**]  [**]  [**]  [**]  [**]  [**]      73   [**]  [**]  [**]  [**]  [**]  [**]  [**]
24   [**]  [**]  [**]  [**]  [**]  [**]  [**]      74   [**]  [**]  [**]  [**]  [**]  [**]  [**]
25   [**]  [**]  [**]  [**]  [**]  [**]  [**]      75   [**]  [**]  [**]  [**]  [**]  [**]  [**]
26   [**]  [**]  [**]  [**]  [**]  [**]  [**]      76   [**]  [**]  [**]  [**]  [**]  [**]  [**]
27   [**]  [**]  [**]  [**]  [**]  [**]  [**]      77   [**]  [**]  [**]  [**]  [**]  [**]  [**]
28   [**]  [**]  [**]  [**]  [**]  [**]  [**]      78   [**]  [**]  [**]  [**]  [**]  [**]  [**]
29   [**]  [**]  [**]  [**]  [**]  [**]  [**]      79   [**]  [**]  [**]  [**]  [**]  [**]  [**]
30   [**]  [**]  [**]  [**]  [**]  [**]  [**]      80   [**]  [**]  [**]  [**]  [**]  [**]  [**]
31   [**]  [**]  [**]  [**]  [**]  [**]  [**]      81   [**]  [**]  [**]  [**]  [**]  [**]  [**]
32   [**]  [**]  [**]  [**]  [**]  [**]  [**]      82   [**]  [**]  [**]  [**]  [**]  [**]  [**]
33   [**]  [**]  [**]  [**]  [**]  [**]  [**]      83   [**]  [**]  [**]  [**]  [**]  [**]  [**]
34   [**]  [**]  [**]  [**]  [**]  [**]  [**]      84   [**]  [**]  [**]  [**]  [**]  [**]  [**]
35   [**]  [**]  [**]  [**]  [**]  [**]  [**]      85   [**]  [**]  [**]  [**]  [**]  [**]  [**]
36   [**]  [**]  [**]  [**]  [**]  [**]  [**]      86   [**]  [**]  [**]  [**]  [**]  [**]  [**]
37   [**]  [**]  [**]  [**]  [**]  [**]  [**]      87   [**]  [**]  [**]  [**]  [**]  [**]  [**]
38   [**]  [**]  [**]  [**]  [**]  [**]  [**]      88   [**]  [**]  [**]  [**]  [**]  [**]  [**]
39   [**]  [**]  [**]  [**]  [**]  [**]  [**]      89   [**]  [**]  [**]  [**]  [**]  [**]  [**]
40   [**]  [**]  [**]  [**]  [**]  [**]  [**]      90   [**]  [**]  [**]  [**]  [**]  [**]  [**]
41   [**]  [**]  [**]  [**]  [**]  [**]  [**]      91   [**]  [**]  [**]  [**]  [**]  [**]  [**]
42   [**]  [**]  [**]  [**]  [**]  [**]  [**]      92   [**]  [**]  [**]  [**]  [**]  [**]  [**]
43   [**]  [**]  [**]  [**]  [**]  [**]  [**]      93   [**]  [**]  [**]  [**]  [**]  [**]  [**]
44   [**]  [**]  [**]  [**]  [**]  [**]  [**]      94   [**]  [**]  [**]  [**]  [**]  [**]  [**]
45   [**]  [**]  [**]  [**]  [**]  [**]  [**]      95   [**]  [**]  [**]  [**]  [**]  [**]  [**]
46   [**]  [**]  [**]  [**]  [**]  [**]  [**]      96   [**]  [**]  [**]  [**]  [**]  [**]  [**]
47   [**]  [**]  [**]  [**]  [**]  [**]  [**]      97   [**]  [**]  [**]  [**]  [**]  [**]  [**]
48   [**]  [**]  [**]  [**]  [**]  [**]  [**]      98   [**]  [**]  [**]  [**]  [**]  [**]  [**]
49   [**]  [**]  [**]  [**]  [**]  [**]  [**]      99   [**]  [**]  [**]  [**]  [**]  [**]  [**]
50   [**]  [**]  [**]  [**]  [**]  [**]  [**]   100/CWT [**]  [**]  [**]  [**]  [**]  [**]  [**]
----------------------------------------------  ---------------------------------------------------

         Rates subject to change without notice and void if residential shipments exceed [**]% of total shipments. Reselling is prohibited.

                                                                      SCHEDULE B

                                 P C Connection
                                     Linkage

         ** This is a proposal of rates and charges subject to customer acceptance and approval by Airborne's Pricing department. **

                          Zone rates + [**]% with fsc.

                               Second Day Service

Ltr (8 oz) [**] [**] [**] [**] [**] [**] [**]
----------------------------------------------  ---------------------------------------------------
Lbs    2    3     4     5      6    7     8       Lbs     2    3     4     5      6    7     8
----------------------------------------------  ---------------------------------------------------
 1   [**]  [**]  [**]  [**]  [**]  [**]  [**]      51   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 2   [**]  [**]  [**]  [**]  [**]  [**]  [**]      52   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 3   [**]  [**]  [**]  [**]  [**]  [**]  [**]      53   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 4   [**]  [**]  [**]  [**]  [**]  [**]  [**]      54   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 5   [**]  [**]  [**]  [**]  [**]  [**]  [**]      55   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 6   [**]  [**]  [**]  [**]  [**]  [**]  [**]      56   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 7   [**]  [**]  [**]  [**]  [**]  [**]  [**]      57   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 8   [**]  [**]  [**]  [**]  [**]  [**]  [**]      58   [**]  [**]  [**]  [**]  [**]  [**]  [**]
 9   [**]  [**]  [**]  [**]  [**]  [**]  [**]      59   [**]  [**]  [**]  [**]  [**]  [**]  [**]
10   [**]  [**]  [**]  [**]  [**]  [**]  [**]      60   [**]  [**]  [**]  [**]  [**]  [**]  [**]
11   [**]  [**]  [**]  [**]  [**]  [**]  [**]      61   [**]  [**]  [**]  [**]  [**]  [**]  [**]
12   [**]  [**]  [**]  [**]  [**]  [**]  [**]      62   [**]  [**]  [**]  [**]  [**]  [**]  [**]
13   [**]  [**]  [**]  [**]  [**]  [**]  [**]      63   [**]  [**]  [**]  [**]  [**]  [**]  [**]
14   [**]  [**]  [**]  [**]  [**]  [**]  [**]      64   [**]  [**]  [**]  [**]  [**]  [**]  [**]
15   [**]  [**]  [**]  [**]  [**]  [**]  [**]      65   [**]  [**]  [**]  [**]  [**]  [**]  [**]
16   [**]  [**]  [**]  [**]  [**]  [**]  [**]      66   [**]  [**]  [**]  [**]  [**]  [**]  [**]
17   [**]  [**]  [**]  [**]  [**]  [**]  [**]      67   [**]  [**]  [**]  [**]  [**]  [**]  [**]
18   [**]  [**]  [**]  [**]  [**]  [**]  [**]      68   [**]  [**]  [**]  [**]  [**]  [**]  [**]
19   [**]  [**]  [**]  [**]  [**]  [**]  [**]      69   [**]  [**]  [**]  [**]  [**]  [**]  [**]
20   [**]  [**]  [**]  [**]  [**]  [**]  [**]      70   [**]  [**]  [**]  [**]  [**]  [**]  [**]
21   [**]  [**]  [**]  [**]  [**]  [**]  [**]      71   [**]  [**]  [**]  [**]  [**]  [**]  [**]
22   [**]  [**]  [**]  [**]  [**]  [**]  [**]      72   [**]  [**]  [**]  [**]  [**]  [**]  [**]
23   [**]  [**]  [**]  [**]  [**]  [**]  [**]      73   [**]  [**]  [**]  [**]  [**]  [**]  [**]
24   [**]  [**]  [**]  [**]  [**]  [**]  [**]      74   [**]  [**]  [**]  [**]  [**]  [**]  [**]
25   [**]  [**]  [**]  [**]  [**]  [**]  [**]      75   [**]  [**]  [**]  [**]  [**]  [**]  [**]
26   [**]  [**]  [**]  [**]  [**]  [**]  [**]      76   [**]  [**]  [**]  [**]  [**]  [**]  [**]
27   [**]  [**]  [**]  [**]  [**]  [**]  [**]      77   [**]  [**]  [**]  [**]  [**]  [**]  [**]
28   [**]  [**]  [**]  [**]  [**]  [**]  [**]      78   [**]  [**]  [**]  [**]  [**]  [**]  [**]
29   [**]  [**]  [**]  [**]  [**]  [**]  [**]      79   [**]  [**]  [**]  [**]  [**]  [**]  [**]
30   [**]  [**]  [**]  [**]  [**]  [**]  [**]      80   [**]  [**]  [**]  [**]  [**]  [**]  [**]
31   [**]  [**]  [**]  [**]  [**]  [**]  [**]      81   [**]  [**]  [**]  [**]  [**]  [**]  [**]
32   [**]  [**]  [**]  [**]  [**]  [**]  [**]      82   [**]  [**]  [**]  [**]  [**]  [**]  [**]
33   [**]  [**]  [**]  [**]  [**]  [**]  [**]      83   [**]  [**]  [**]  [**]  [**]  [**]  [**]
34   [**]  [**]  [**]  [**]  [**]  [**]  [**]      84   [**]  [**]  [**]  [**]  [**]  [**]  [**]
35   [**]  [**]  [**]  [**]  [**]  [**]  [**]      85   [**]  [**]  [**]  [**]  [**]  [**]  [**]
36   [**]  [**]  [**]  [**]  [**]  [**]  [**]      86   [**]  [**]  [**]  [**]  [**]  [**]  [**]
37   [**]  [**]  [**]  [**]  [**]  [**]  [**]      87   [**]  [**]  [**]  [**]  [**]  [**]  [**]
38   [**]  [**]  [**]  [**]  [**]  [**]  [**]      88   [**]  [**]  [**]  [**]  [**]  [**]  [**]
39   [**]  [**]  [**]  [**]  [**]  [**]  [**]      89   [**]  [**]  [**]  [**]  [**]  [**]  [**]
40   [**]  [**]  [**]  [**]  [**]  [**]  [**]      90   [**]  [**]  [**]  [**]  [**]  [**]  [**]
41   [**]  [**]  [**]  [**]  [**]  [**]  [**]      91   [**]  [**]  [**]  [**]  [**]  [**]  [**]
42   [**]  [**]  [**]  [**]  [**]  [**]  [**]      92   [**]  [**]  [**]  [**]  [**]  [**]  [**]
43   [**]  [**]  [**]  [**]  [**]  [**]  [**]      93   [**]  [**]  [**]  [**]  [**]  [**]  [**]
44   [**]  [**]  [**]  [**]  [**]  [**]  [**]      94   [**]  [**]  [**]  [**]  [**]  [**]  [**]
45   [**]  [**]  [**]  [**]  [**]  [**]  [**]      95   [**]  [**]  [**]  [**]  [**]  [**]  [**]
46   [**]  [**]  [**]  [**]  [**]  [**]  [**]      96   [**]  [**]  [**]  [**]  [**]  [**]  [**]
47   [**]  [**]  [**]  [**]  [**]  [**]  [**]      97   [**]  [**]  [**]  [**]  [**]  [**]  [**]
48   [**]  [**]  [**]  [**]  [**]  [**]  [**]      98   [**]  [**]  [**]  [**]  [**]  [**]  [**]
49   [**]  [**]  [**]  [**]  [**]  [**]  [**]      99   [**]  [**]  [**]  [**]  [**]  [**]  [**]
50   [**]  [**]  [**]  [**]  [**]  [**]  [**]   100/CWT [**]  [**]  [**]  [**]  [**]  [**]  [**]
----------------------------------------------  ---------------------------------------------------

         Rates subject to change without notice and void if residential shipments exceed [**]% of total shipments. Reselling is prohibited.

                  RATES AND CHARGES FOR P C CONNECTION SERVICES
                  ---------------------------------------------

                                    OUTBOUND
                                  DOOR TO DOOR
                          INTERNATIONAL EXPRESS CHARGES
                             DOCUMENTS AND PACKAGES
                                     IDC ZZ7

------------------------------------------------------------------------------------------------------------------------------------
FROM: All Bold Red/Bold Black points in the U.S.A. & Puerto Rico listed in the current A.F.C. Service Guide.
TO:  For the specific points served, refer to Attachment A.
------------------------------------------------------------------------------------------------------------------------------------
           MAJOR    MINOR   MAJOR           MINOR   AUSTRALIA                    CARIB    LATIN   MIDDLE   EASTERN   S ASIA
           EUROPE  EUROPE    ASIA   JAPAN   ASIA     OCEANIA    CHINA   MEXICO   BEAN    AMERICA   EAST    EUROPE   S AFRICA  AFRICA
------------------------------------------------------------------------------------------------------------------------------------
  WGT /
  LBS        A        B       C       D       E         F         G       H        I        J        K      L / M       N        O
------------------------------------------------------------------------------------------------------------------------------------
 Letter     [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
    1       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
    2       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
    3       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
    4       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
    5       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
    6       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
    7       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
    8       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
    9       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   10       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   11       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   12       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   13       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   14       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   15       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   16       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   17       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   18       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   19       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   20       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   21       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   22       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   23       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   24       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   25       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   26       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   27       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   28       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   29       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   30       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   31       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   32       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   33       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   34       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   35       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   36       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   37       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   38       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   39       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   40       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   41       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   42       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   43       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   44       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   45       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   46       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   47       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   48       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   49       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
   50       [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
  * 51+     [**]    [**]     [**]    [**]   [**]      [**]      [**]     [**]    [**]     [**]     [**]     [**]      [**]      [**]
------------------------------------------------------------------------------------------------------------------------------------

  * This rate applies to each additional pound, 51 pounds and above. Add to the 50 pound charge.
--------------------------------------------------------------------------------
RULES AND REGULATIONS:
---------------------
1. All Light Black points in the United States and all points served in the Virgin Islands will be assessed an additional $[**] charge per shipment. No additional charges apply to points in Puerto Rico.
2. An Advance Destination Charge may be assessed for deliveries outside the standard delivery areas. Please call 1-800-ABX-INTL for further information.
3. Shipments to Mexico valued up to $199.00 are cleared duty free; $[**] will be added to the Scale H rates above for this service.
4.  Rates do not include duties, taxes or VAT (Value Added Tax) charges.
--------------------------------------------------------------------------------
    SUBJECT TO CHANGE WITHOUT NOTICE.

                                                                      SCHEDULE B

                                AIRBORNE EXPRESS                    ATTACHMENT A
                                  DOOR TO DOOR
                       INTERNATIONAL EXPRESS POINTS SERVED                PAGE 1
                          applicable to "Z" IDC's only

---------------------------------------------------------------------------------------------------------------------------
  TO THE FOLLOWING          USE   TRANSIT COLLECT    FREE    TO THE FOLLOWING              USE   TRANSIT COLLECT    FREE
  COUNTRIES/CITIES:       REGION   DAYS   SERVICE  DOMICILE  COUNTRIES/CITIES:            REGION  DAYS   SERVICE  DOMICILE
---------------------------------------------------------------------------------------------------------------------------
  Afghanistan              NO SVC                           Denmark                        B       2     YES       YES
  Albania                     L       4                     Djibouti                       O       5
  Algeria                     O       4                     Dominica                       I       2     *YES
  American Samoa              F       5     YES     YES     Dominican Republic             I       2     *YES      YES
  Andorra                     A       3     YES     YES     Ecuador                        J       2     *YES      YES
  Angola                      O       4                     Egypt                          K       3      YES      YES
  Anguilla                    I       2                     El Salvador                    J       2     *YES      YES
  Antarctica               NO SVC                           England, U.K.                  A       2     YES       YES
  Antigua & Barbuda           I       2                     Equatorial Guinea            NO SVC
  Argentina                   J       2     *YES    YES     Eritrea                        O       4
  Armenia                     M       5                     Estonia                        M       3
  Aruba                       I       2     *YES    YES     Ethiopia                       O       3
  Australia                   F       3     YES     YES     Faroe Islands                  L       4     YES       YES
  Austria                     B       2     YES     YES     Falkland Islands             NO SVC
  Azerbaijan                  M       7                     Fiji                           F       4
  Azores (Portugal)           B       5                     Finland                        B       2     YES       YES
  Bahamas                     I       1     *YES    YES     France                         A       2     YES       YES
  Bahrain                     K       3     YES     YES     French Guiana                  J       5
  Bangladesh                  N       4                     French Polynesia               F       8
  Barbados                    I       2                     Gabon                          O       4
  Belarus (Byelarus)          M       4                     Gambia                         O       4
  Belgium                     A       2     YES     YES     Georgia                        M       7
  Belize                      J       2                     Germany                        A       2     YES       YES
  Benin                       O       5                     Ghana                          O       4
  Bermuda                     I       2     *YES    YES     Gibraltar                      B       3
  Bhutan                   NO SVC                           Greece                         B       2     YES       YES
  Bolivia                     J       2     *YES    YES     Greenland                      B       5
  Bonaire                     I       2                     Grenada                        I       2
  Bosnia Hercegovina          L       4                     Guadeloupe                     I       2
  Botswana                    O       4                     Guam                           F       3
  Brazil                      J       2     *YES    YES     Guatemala                      J       2     *YES      YES
  British Virgin Islands      I       3                     Guinea                         O       5
  Brunei                      F       4     YES     YES     Guinea Bissau                NO SVC
  Bulgaria                    L       4     YES     YES     Guyana                         J       3
  Burkina Faso                O       4                     Haiti                          I       2     *YES
  Burundi                     O       5                     Honduras                       J       2     *YES      YES
  Cambodia                    N       4                     Hong Kong                      C       3     YES       YES
  Cameroon                    O       4                     Hungary                        L       3     YES
  Canary Is (Spain)           B       5     YES     YES     Iceland                        L       2     YES
  Cape Verde                  O       5                     India                          N       3               YES
  Cayman Islands              I       1     *YES            Indonesia                      E       3               YES
  Central African Republic    O       7                     Iran                         NO SVC
  Chad                        O       4                     Iraq                         NO SVC
  Channel Islands (see UK)    A       2                     Ireland                        A       2     YES       YES
  Chile                       J       2     *YES    YES     Ireland, Northern (UK)         A       2     YES       YES
  China                       G       3                     Isle of Man (UK)               A       2     YES       YES
  Colombia                    J       2             YES     Israel                         K       3     YES       YES
  Comoros                  NO SVC                           Italy                          A       2     YES       YES
  Congo                       O       5                     Ivory Coast                    O       4
  Congo, Dem Rep of           O       4                     Jamaica                        I       2     *YES      YES
  Cook Is                     F       5                     Japan                          D       3     YES       YES
  Costa Rica                  J       2     *YES    YES     Jordan                         K       3     YES       YES
  Croatia                     L       3                     Kazakhstan                     M       5
  Cuba                     NO SVC                           Kenya                          O       3
  Curacao                     I       2                     Kiribati                       F       8
  Cyprus                      K       2     YES     YES     Korea North                  NO SVC
  Czech Republic              L       2     YES             Korea South                    C       3     YES       YES

===========================================================================================================================

  * Collect Service available to major cities only.
    Transit days are to metropolitan areas only. Add at least 1 business day to transit times if additional customs clearance time is required, if the location is a beyond destination, or if originating from a Light Black location or Hawaii.
    An Advance Destination charge may be assessed for deliveries outside the standard delivery area. For further information please call 1-800-ABX-INTL. (1-800-229-4685) Subject to change without notice.

                                                                      SCHEDULE B

                                AIRBORNE EXPRESS
                          applicable to "Z" IDC's only           ATTACHMENT A
                                                                       PAGE 2

---------------------------------------------------------------------------------------------------------------------------
  TO THE FOLLOWING           USE   TRANSIT COLLECT FREE     TO THE FOLLOWING              USE   TRANSIT COLLECT    FREE
  COUNTRIES/CITIES:        REGION   DAYS   SERVICE DOMICILE  COUNTRIES/CITIES:            REGION  DAYS   SERVICE  DOMICILE
---------------------------------------------------------------------------------------------------------------------------
  Kuwait                      K       3     YES     YES     Saba                           I       2
  Kyrgyzstan (Kirghizia)      M       7                     Saipan                         F       5
  Laos                        E       4                     Samoa                          F       5
  Latvia                      M       3                     San Marino                     B       2      YES      YES
  Lebanon                     K       3     YES     YES     Sao Tome & Principe          NO SVC
  Lesotho                     O       4                     Saudi Arabia                   K       3      YES      YES
  Liberia                     O       5                     Scotland, U.K.                 A       2      YES      YES
  Libya                    NO SVC                           Senegal                        O       4
  Liechtenstein               A       3                     Serbia                       NO SVC
  Lithuania                   M       3                     Seychelles                     O       3
  Luxembourg                  A       2     YES     YES     Sierra Leone                   O       6
  Macau                       C       3                     Singapore                      C       3      YES      YES
  Macedonia                   L       3                     Slovakia                       L       2
  Madagascar                  O       4                     Slovenia                       L       3
  Madeira Is (Portugal)       B       5                     Solomon Is                     F       7
  Malagasy                    O       5                     Somalia                      NO SVC
  Malawi                      O       3                     South Africa                   N       3      YES      YES
  Malaysia                    E       4             YES     Spain                          B       2      YES      YES
  Maldives                    N       6                     Sri Lanka                      N       3      YES      YES
  Mali                        O       4                     St Barthelemy Is               I       2
  Malta                       N       3                     St Eustatius Is                I       2
  Marshall Islands         NO SVC                           St John                        I       2
  Martinique                  I       2                     St Kitts & Nevis               I       2     *YES
  Mauritania                  O       5                     St Lucia                       I       2
  Mauritius                   O       4                     St Maarten                     I       2
  Mayotte                  NO SVC                           St Vincent / Grenadine         I       2
  Mexico                      H       1     YES     YES     Sudan                        NO SVC
  Micronesia               NO SVC                           Surinam                        J       7
  Moldova                     M       5                     Swaziland                      O       4
  Monaco                      A       3                     Sweden                         B       2      YES      YES
  Mongolia                 NO SVC                           Switzerland                    B       2      YES      YES
  Montserrat               NO SVC                           Syria                          K       3      YES      YES
  Morocco                     O       3                     Tahiti                         F       8
  Mozambique                  O       4                     Taiwan                         C       3      YES      YES
  Myanmar (Burma)          NO SVC                           Tajikistan                     M       5
  Namibia                     O       4                     Tanzania                       O       4
  Nauru                       F       6                     Thailand                       E       3      YES      YES
  Nepal                       N       6                     Togo                           O       5
  Netherlands                 A       2     YES     YES     Tonga                          F       6
  Netherlands Antilles        I       2                     Trinidad & Tobago              I       2     *YES      YES
  New Caledonia               F       5             YES     Tunisia                        O       3
  New Zealand                 F       3     YES     YES     Turkey                         K       3      YES      YES
  Nicaragua                   J       2             YES     Turkmenistan                   M       7
  Niger                       O       4                     Turks & Caicos                 I       4
  Nigeria                     O       4                     Tuvalu                         F       6
  Northern Ireland, UK        A       2     YES     YES     Uganda                         O       3
  Northern Mariana Is         F       5                     Ukraine                        M       6
  Norway                      B       2     YES     YES     United Arab Emirates           K       3      YES      YES
  Oman                        K       3     YES     YES     United Kingdom                 A       2      YES      YES
  Pakistan                    N       4     YES     YES     Uruguay                        J       2     *YES      YES
  Palau                    NO SVC                           Uzbekistan                     M       5
  Panama                      J       2    *YES     YES     Vanuatu                        F       5
  Papua New Guinea            F       5                     Vatican City                   A       3      YES      YES
  Paraguay                    J       3    *YES     YES     Venezuela                      J       2     *YES      YES
  Peru                        J       2    *YES     YES     Vietnam                        E       4     *YES
  Philippines                 E       3     YES     YES     Wake Island                  NO SVC
  Poland                      L       2     YES             Wales, U.K.                    A       2      YES      YES
  Portugal                    B       2     YES     YES     Wallis & Futina Islands      NO SVC
  Qatar                       K       3     YES     YES     Western Sahara               NO SVC
  Reunion Island              O       4                     Yemen                          K       3      YES      YES
  Romania                     L       3                     Yugoslavia                     L       4
  Russia                      M       3                     Zaire (see Congo, Dem Rep of)
  Rwanda                      O       4                     Zambia                         O       3
                                                            Zimbabwe                       O       3
===========================================================================================================================

                                AIRBORNE EXPRESS
                                ----------------

                    INTERNATIONAL EXPRESS ACCESSORIAL CHARGES


Certificate of Origin / Commercial Invoice Copy:                            [**]

* Free Domicile Fee:                                                        [**]

Hard-Copy Proof-Of-Delivery Fee:                                            [**]

* Advance-Destination/Beyond Fee:                                           [**]

Address Correction Service Fee:                                             [**]
(Per Correction)

Change of Airbill Tender:                                                   [**]
(Per Airbill)

Non-Use of Account # Fee:                                                   [**]
(Per Shipment)

Customs Mis-Declaration Fee:                                                [**]
(Per Shipment)


* International Express Dim Rule:                                            166
* Weight Limit:                                                70 Lbs. Per Piece
Maximum Length:                                                        62 Inches

Length plus Girth, as defined by Longest Side + (2 x Shorter Side) + (2 x Remaining Side), must be 108 inches or less.


In the event of an increase in the cost of fuel or of the imposition of any new or additional tax or fee on the transportation of shipments by air or on the surface transportation of such shipments which is incidental to their movement by Airborne Express reserves the right to increase its rates to include such additional cost.

Non - U.S. origin rates are quoted in USD and are subject to fluctuation based on Wall Street Journal exchange rates.

Additional charges may apply for complex customs clearance procedures which include, but are not limited to the following: clearance procedures involving a government agency other than Customs, Customs Bonds, Drawbacks, Formal Entries, Live Entries, Marking Attendance, Temporary Import Bonds (T.I.B.).

* Free Domicile Fee and Advance-Destination fees do not apply to Canada. Canadian Dim Rule is 194 and maximum per piece weight is 99 lbs.

                                                                      SCHEDULE B

                             P C CONNECTION SERVICES


----------------------------------------------------------------------------
                                Canadian Service
----------------------------------------------------------------------------
        Lbs           Rate       Lbs         Rate         Lbs         Rate
----------------------------------------------------------------------------
     Ltr (8 oz)       [**]        34         [**]          68         [**]
         1            [**]        35         [**]          69         [**]
         2            [**]        36         [**]          70         [**]
         3            [**]        37         [**]          71         [**]
         4            [**]        38         [**]          72         [**]
         5            [**]        39         [**]          73         [**]
         6            [**]        40         [**]          74         [**]
         7            [**]        41         [**]          75         [**]
         8            [**]        42         [**]          76         [**]
         9            [**]        43         [**]          77         [**]
         10           [**]        44         [**]          78         [**]
         11           [**]        45         [**]          79         [**]
         12           [**]        46         [**]          80         [**]
         13           [**]        47         [**]          81         [**]
         14           [**]        48         [**]          82         [**]
         15           [**]        49         [**]          83         [**]
         16           [**]        50         [**]          84         [**]
         17           [**]        51         [**]          85         [**]
         18           [**]        52         [**]          86         [**]
         19           [**]        53         [**]          87         [**]
         20           [**]        54         [**]          88         [**]
         21           [**]        55         [**]          89         [**]
         22           [**]        56         [**]          90         [**]
         23           [**]        57         [**]          91         [**]
         24           [**]        58         [**]          92         [**]
         25           [**]        59         [**]          93         [**]
         26           [**]        60         [**]          94         [**]
         27           [**]        61         [**]          95         [**]
         28           [**]        62         [**]          96         [**]
         29           [**]        63         [**]          97         [**]
         30           [**]        64         [**]          98         [**]
         31           [**]        65         [**]          99         [**]
         32           [**]        66         [**]       100/CWT       [**]
         33           [**]        67         [**]
----------------------------------------------------------------------------

Rates subject to change without notice and void if residential shipments exceed [**]% of total shipments. Reselling is prohibited.

Rates and charges are in US dollars. Rates apply Letter-99 lbs. door-to-door. Shipments over 100 lbs. do not include pick-up or delivery in Canada.

Rates apply when shipment is billed to sender from the contiguous US and Puerto Rico, to all points in Canada. Rates also apply from Canada when billed to recipients in the contiguous US and Puerto Rico.

For points in Alaska and Hawaii, an additional charge of $[**] for Letter Express, $[**] for 1-99 lbs. and $[**] cwt. for packages weighing over 99lbs. will be added to the Canadian rates.

Canadian Rates are brokerage free and exclude customs duties if applicable to dutiable shipments.


Recipient agrees not to disclose this information to any third party.